CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Henry J. Herrmann, President and Principal Financial Officer, and Theodore W. Howard, Treasurer and Principal Financial Officer of Ivy Funds (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By /s/Henry J. Herrmann

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Henry J. Herrmann, Principal Executive Officer

Date September 9, 2003

By /s/Theodore W. Howard

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Theodore W. Howard, Principal Financial Officer

Date September 9, 2003